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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



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                                    FORM 8-K



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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 21, 1997
                                                   -----------------------------

                           CROWN BOOKS CORPORATION
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            (Exact name of registrant as specified in its charter)

                        Delaware                    0-11457                 52-1227415
             -----------------------------       ---------------      ---------------------
              (State or other jurisdiction        (Commission          (I.R.S. Employer
                    of incorporation)             File Number)        Identification No.)

                 3300 75th Avenue, Landover, Maryland                        20785
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         (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (301) 226-1200
                                                   -----------------------------


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        (Former name or former address, if changed since last report).


         The exhibit index appears on page 3.





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Item 5.          Other Events

                 On October 22, 1997, Dart Group Corporation ("Dart"), the majority holder of Crown Books Corporation ("Crown"), announced that certain actions were taken to change the composition of the Board of Directors of Crown. Specifically, Richard B. Stone was elected to replace Larry G. Schafran on Crown's Board of Directors and Howard M. Metzenbaum and Harry M. Linowes were elected to fill newly created positions on Crown's Board of Directors. In a related action, Mr. Stone has also assumed the position of Chairman of the Executive Committee of Crown. The election of Mr. Linowes and Senator Metzenbaum to Crown's Board of Directors is subject to an order by the Delaware Court of Chancery pursuant to a Standstill Order issued by the Court in December 1995 in pending litigation regarding the ultimate control of Dart. Dart will seek such an order from the Court.

                 The Press Release, dated October 22, 1997, issued by Dart to announce, among other things, the changed composition of Crown's Boards of Directors is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 7.          Financial Statements and Exhibits

         Exhibit 99.1 Press release, dated October 22, 1997, of Dart Group Corporation

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CROWN BOOKS CORPORATION



                                     By:      /S/ MARK A. FLINT
                                              ----------------------------------
                                     Name:    Mark A. Flint
                                     Title:   Interim Chief Operating Officer

Date:  November 4, 1997





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                             TRAK AUTO CORPORATION

                                    Form 8-K

                                 Exhibit Index


Exhibit 99.1     Press release, dated October 22, 1997, of Dart Group
                 Corporation





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